THE PARK AVENUE PORTFOLIO(R)
Supplement dated August 9, 2004 to the Prospectus dated May 1, 2004

This document provides important information about the contingent deferred sales charge applicable to Class K shares of The Guardian Cash Management Fund(SM) (the "Fund") and supplements the prospectus of The Park Avenue Portfolio. The following prospectus changes with respect to the Fund will become effective August 13, 2004:

The table under the heading "Fees and expenses - Fees you pay directly" on page 61 is replaced by the following:

FEES YOU PAY DIRECTLY

                                      MAXIMUM SALES      MAXIMUM DEFERRED SALES CHARGE TO
                                      CHARGE TO BUY            SELL SHARES, AS A % OF THE
                                  SHARES, AS A % OF       ORIGINAL PURCHASE PRICE OR SALE
SHARE CLASS                      THE OFFERING PRICE          PROCEEDS, WHICHEVER IS LOWER
-----------                      ------------------          ----------------------------
Class A shares                                 None                               None(1)
Class B shares                                 None                              3.00%(2)
Class C shares                                 None                              1.00%(3)
Class K shares                                 None                               None


(1) Contingent deferred sales charge of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional information for details.

(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3)      Sales charge applies for shares sold within one year of purchase.



The table under the heading "Choosing a share class" on page 80 is replaced by the following:

                        MINIMUM           MAXIMUM   MAXIMUM INITIAL             MAXIMUM      ANNUAL 12B-1
                PURCHASE AMOUNT   PURCHASE AMOUNT      SALES CHARGE                CDSC(2)            FEE
                ---------------   ---------------   ---------------             -------      ------------
Class A                  $1,000              None              4.50%(1)            None(3)           None

Class B                  $1,000          $100,000              None              3.00%,              0.75%
                                                                         declining over
                                                                                6 years

Class C                  $1,000        $1 million              None           1.00%, if              0.75%
                                                                             shares are
                                                                        redeemed within
                                                                              1 year of
                                                                               purchase

Class K                  $1,000              None              None           1.00%, if              0.40%
                                                                             shares are
                                                                        redeemed within
                                                                           18 months of
                                                                               purchase(3,4)

Institutional        $3 million              None              None                None              None
Class


(1)      3.00% for the Low Duration Bond Fund and None for the Cash Management
         Fund.

(2) The CDSC is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the CDSC.
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(3)      If you purchase $1 million of shares or more, and sell your shares within 18 months, you will pay a deferred sales charge of 1%, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. Please see the Statement of Additional Information for details.

(4)      Not applicable to the Cash Management Fund.

The third full paragraph under the heading "Class K shares" on page 84 is replaced by the following:

"The sales charge on Class K shares is deferred and will be charged if you redeem shares within 18 months of purchase. The deferred sales charge is 1% of the purchase or sale price of the shares, whichever is less. The deferred sales charge does not apply to redemptions of Class K shares of the Cash Management Fund. Certain distributions are not subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. The Class K CDSC is waived for transfers within retirement plans administered by Expert-Plan, Inc. and for benefit responsive withdrawals, which are described in an appendix to the Statement of Additional Information."